New Hope For Patients with Rare Myopathies Characterized by an Immune Component John Mendlein, PhD, CEO of aTyr Pharma Sanjay Shukla, MD, MS, CMO of aTyr Pharma Sanuj Ravindran, MD, CBO of aTyr Pharma Guest: John Vissing, MD, Professor of Neurology at University of Copenhagen, Denmark Principal Investigator for aTyr Pharma’s 004 Trial December 13, 2016 Exhibit 99.2

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements we make regarding the potential therapeutic benefits of Physiocrines and our product candidates, including Resolaris™ and iMod. Fc, the ability to successfully advance our pipeline or product candidates, the timing within which we expect to initiate, receive and report data from, and complete our planned clinical trials, and our ability to receive regulatory approvals for, and commercialize, our product candidates, our ability to identify and discover additional product candidates, our projected cash expenditures, and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and in our other filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name and Resolaris™.  All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Our Agenda: 8:30am – 9:30am (EST) Resolaris: Derived from the Resokine Pathway John Mendlein, PhD Chief Executive Officer at aTyr Pharma Potential Therapeutic Approaches to Rare Myopathies with an Immune Component John Vissing, MD Professor of Neurology at the University of Copenhagen, Denmark Resolaris Clinical Data Review from 3 Trials Sanjay Shukla, MD, MS Chief Medical Officer at aTyr Pharma Resolaris Discussion and 2017 Outlook John Mendlein, PhD Question and Answer Session

Resolaris: Derived From the Resokine Pathway John Mendlein, PhD, CEO December 13, 2016

Rare Myopathies with an Immune Component

Chronic damage, homeostasis disrupted

RMICs

Disruption of Homeostasis
(untapped therapeutic intervention point)









Genetic Mutation	Aberrant Protein Expression & Profile
Facioscapulohumeral Muscular Dystrophy (FSHD)	Aberrant expression of multiple proteins in muscle
Limb Girdle Muscular Dystrophy 2B (LGMD2B)	Aberrant dysferlin proteins
Duchenne Muscular Dystrophy (DMD)	Aberrant dystrophin proteins

Localized T Cell Invasion & Proliferation



FSHD **LGMD2B** **DMD**

Potential to link genotype to specific T cell phenotype

Frisullo et al., J. Clin. Immunol., 2011 *Gallardo et al. Neurology, 2001*

Flanigan et al. Human Gene Therapy, 2013

5

aTyr Pharma

Anti-Dystrophin T Cell Responses in Duchenne Muscular Dystrophy: Prevalence and Glucocorticoid Treatment Effect Reference Flanigan et al, Human Gene Therapy, 2013

Connecting Genotype to Immune Cell Phenotype in Duchenne Muscular Dystrophy Patients Genetic Mutation Locations of Immune Response: Exons 1 – 9 Exons 17 – 26 Exons 42 – 50 Exons 50 – 59 Exons 59 – 69 Exons 70 - 79 DMD Patients: Splice exon 12 Del ex 45 Del ex 46 – 50 Del ex 49 – 54 Nonsense ex 59 Nonsense ex 69 Etiology of Aberrant Protein Localized T Cell invasion & proliferation T Cell Phenotype: CD4 and/or CD8 Disruption of Homeostasis (untapped therapeutic intervention point) Frisullo et al., J. Clin. Immunol., 2011 Gallardo et al. Neurology, 2001 Flanigan et al. Human Gene Therapy, 2013

Resokine Pathway Paradigm Directed at activated, local T cells in RMIC patient muscle 1st Physiocrine Based Product Candidate An extracellular homeostatic pathway that sets T cell responses as an agonist Arising from histidine aminoacyl tRNA synthetase (HARS) gene Pathway insufficiency leads to inappropriate immune responses Resolaris, an agonist, is intended to promote homeostasis in muscle Changes activated T cell responses at levels <100pM

IGF-1 Increases Resokine Release From Myoblasts Differentiating to Myotubes Linking the Resokine pathway to muscle biology Antibodies sufficient to block 100pM Resokine block >50% of differentiation & growth (slower) IGF-1 Positive Impact Human Cells Human myoblasts were isolated from a healthy volunteer properly consented and not in a clinical trial IGF-1 Treatment mg/ml Extracellular Resokine pM

Deflazacort Inhibits Muscle Growth and Resokine Release
Steroid use to treat RMIC patients

DEFLAZACORT
NEGATIVE IMPACT
HUMAN CELLS


Untreated
Vehicle
MeOH
21-Desacetyl-Deflazacort (nM)
0.1
1
10
100

Myotube (myosin)/Nuclei (Hoechst), Images at 100× magnification; **Differentiation Day 0-5**


Resokine secretion rate
Resokine secretion rate (fMole/nuclei/day)
150
100
50
0
**
**
21-DFZ (nM)
PBS
MeOH
0.1
1
10
100
Myotube staining
Myotube Stained Area (%)
60
40
20
0
***
***
***
***
21-DFZ (nM)
PBS
MeOH
0.1
1
10
100
Nuclei number
Nulcie No. per field
600
400
200
0
21-DFZ (nM)
PBS
MeOH
0.1
1
10
100

**p<0.05, **p<0.01, ***p<0.001*

10
aTyr Pharma

Genetic Modifiers Resolaris: Naturally designed homeostatic protein Single agent, multiple diseases Potentially helpful with other MOAs Aberrant protein expression from aberrant genetics Phenotype dysfunction: Muscle degeneration/regeneration Immune dysregulation Fibrosis Muscle Franchise Strategy: Looking Into The Future Resolaris: Potential to Promote Muscle Homeostasis Diseased muscle Healthy muscle Leveraging Nature’s Design Growth Augmenters Primed T cells Targeting muscle Increased mass, Larger T cell target

John Vissing, MD Professional: Professor of Neurology at the University of Copenhagen, Denmark Director of the Neuromuscular Clinic & Research Unit at National Hospital, Rigshospitalet Disease Focus: Facioscapulohumeral muscular dystrophy, Kennedy disease, Becker muscular dystrophy, different forms of limb girdle muscular dystrophy, myotonic dystrophy, mitochondrial myopathies and glycogenoses Research: Authored more than 250 scientific articles in international journals in the area of muscle disease Education: MD degree from the Medical School at the University of Copenhagen Research fellowship training at University of Copenhagen and UT, Southwestern Medical Center, Dallas, US

Potential Therapeutic Approaches to Rare Myopathies With an Immune Component John Vissing, MD, Professor of Neurology at University of Copenhagen, Denmark Principal Investigator for aTyr Pharma’s 004 Trial December 13, 2016

Facioscapulohumeral Muscular Dystrophy (FSHD) and Limb-Girdle Muscular Dystrophy 2B (LGMD2B)

	FSHD	**LGMD2B**
Genetics	Toxic gain of function (DUX4 region)	Loss of function mutations (Dysferlin gene)
Immune Pathology	Immune infiltration by activated T cells[1] (primarily $CD8^+$)	Immune infiltrates consisting of $CD4^+$, $CD8^+$ and macrophages[2]
Clinical	Debilitating, progressive skeletal muscle weakness	
	Pain, fatigue, difficulty moving limbs, may have respiratory distress	
Standard of Care	No therapeutic treatments, only supportive care provided	
Disease Progression	Heterogeneous by muscle	Homogeneous by muscle group
		

[1]*Frisullo et al. J Clin Immunol (2011) 31:155–166*
[2]*Gallardo et al. Neurology 2001;57:2136–2138; Yin et al. Int J Clin Exp Pathol 2015;8(3):3069-3075*

14 aTyr Pharma

LGMD2B Disease Progression Case History

Age	<15	16 – 18		19 – 27		28 - 34
	First symptoms	Misdiagnosed w/ polymyositis	LGMD2B Diagnosis	Part time wheelchair-bound	Full time wheelchair-bound	Full dependency due to severe physical disability
	• Walks normally, active childhood	• Abnormal gait • Knees locked • Difficulty climbing stairs and running	• Difficulty rising from a chair, raising hands above head • Uses a cane and leg braces	• Slight improvement when steroids stopped • Unable to rise from a chair	• Requires assistance in daily living	• Unable to turn over in a bed or raise hands above head • Uses service dog for daily activities



https://www.youtube.com/watch?v=JLqHis1yPUI
http://mwtn2013blisswelch.blogspot.com/

15
aTyr Pharma

T Cell Involvement in the Pathophysiology of RMICs
(For example: FSHD, LGMD2B, DMD)

FSHD



b
c
d
e
f
g

Endomysial infiltrates, in which CD8+ cells predominated (Fig. 2b–d), and perivascular infiltrates, mainly constituted by CD4+ cells (Fig. 2f) in all samples

LGMD2B

***Table 2** Endomysial mononuclear cell infiltrates in clusters*

Cells	Polymyositis	Dysferlinopathies
Mean cells per cluster	141 ± 74	88.6 ± 48
$CD8^+$	46.5 ± 10.3	11.1 ± 6.6
$CD4^+$	27.3 ± 11.5	40.6 ± 22.8
Macrophages	27.7 ± 7.6	36.7 ± 23.7
$CD20^+$	≤0.1	0

LGMD2B & DMD

Table 2. Comparison of inflammatory cells in muscle biopsy samples of dysferlinopathy, DMD/BMD, and polymyositis patients

	$CD4^+$ cells (mean ± SD)	$CD8^+$ cells (mean ± SD)	B cells (mean ± SD)	Macrophages (mean ± SD)
Dysferlinopathy	5.7 ± 4.4[a]	1.3 ± 1.1[c]	2.3 ± 2.2	7.8 ± 4.3[d]
Polymyositits	12.3 ± 6.4	3.3 ± 1.8	2.6 ± 1.9	10.8 ± 6.5
DMD/BMD	4.9 ± 5.7[b]	2.0 ± 1.6	2.5 ± 3.4	3.7 ± 3.1[e]

[a]Dysferlinopathy versus polymyositis; $P = 0.009$; [b]DMD/BMD versus polymyositis; $P = 0.009$; [c]dysferlinopathy versus polymyositis; $P = 0.005$; [d]dysferlinopathy versus DMD/BMD; $P = 0.047$; [e]DMD/BMD versus polymyositis; $P = 0.006$. No other statistically significant differences were found among the different subgroups.

Gallardo et al. Inflammation in dysferlin myopathy: Immunohistochemical characterization of 13 patients. Neurol. 2001;57:2136–2138
Yin et al. CD4+ cells, macrophages, MHC-I and C5b-9 involve the pathogenesis of dysferlinopathy.Int J Clin Exp Pathol 2015;8(3):3069-3075
Frisullo et al. CD8+ T Cells in Facioscapulohumeral Muscular Dystrophy Patients with Inflammatory Features at Muscle MRI. J Clin Immunol (2011) 31:155–166

16 aTyr Pharma

Treatment of Dysferlinopathy with Deflazacort: A Double-Blind, Placebo-Controlled Clinical Trial Reference Walter et al, Orphanet Journal of Rare Diseases, 2013

LGMD Patients Manual Muscle Strength* Decline at Double the Rate on Deflazacort vs Placebo *Manual muscle strength assessed bilaterally by the modified Medical Research Council Scales (MRC) CIDD (Clinical Investigation of Duchenne Dystrophy) score, graded from 0 (worst) to 10 (best) Treatment with Deflazacort was for 6 months in each arm Single site, placebo controlled, cross over design (n=25) Run in Phase I Washout Phase 2 Deflazacort Deflazacort Walter et al, Orphanet Journal of Rare Diseases, 2013 Placebo Placebo

Limitations of Steroids as Potential Treatment in RMICs Muscle cell homeostasis disrupted by steroids The effects of glucocorticoids on postnatal skeletal muscle regeneration1 1Hanaoka, B. Y. et al. (2012) Implications of glucocorticoid therapy in idiopathic inflammatory myopathies Nat. Rev. Rheumatol. doi:10.1038/nrrheum.2012.85 Glucocorticoids = GC

Different Approaches to Treating Rare Myopathies Genetic based modifiers: gene therapy & editing; oligo approaches Delivery of the agent Immune response to new protein Requires new molecules for many approaches Muscle modifiers: various pathways to promote muscle growth Such as myostatin blockade agents & other pathways Potentially increases immune response from more diseased tissue Potentially accelerate regeneration/degeneration cycles Treat immuno-pathophysiology of rare genetically distinct myopathies Steroids act as immuno-suppressants Limited by side-effects May have negative effects on muscle Used in DMD, often with drug holidays Resolaris as natural homeostasis factor & immuno-modulator Safety and tolerability looks promising Potential activity in multiple myopathies with an immune component Recent Phase 1b/2 is promising Would like to see as next step: Larger trial with placebo-control Endpoints to augment MMT: QMT, Timed Function Tests, etc.

Resolaris Clinical Program – Data Update Sanjay Shukla, MD, MS, CMO December 13, 2016

Resolaris Clinical Program Summary

Trial	Indication(s)	Patients	Highest Dose	Design	Data Timing
002	Adult FSHD	3 dose cohorts (n=20 Total)	3mg/kg weekly	Placebo controlled, Double blinded; Interpatient Dose Escalation	Announced 1Q 2016
003	Early onset FSHD	Stage 1 (n=8)	3mg/kg weekly	Open-label, Intrapatient Dose Escalation	Interim-Results Announced Today
004	Adult LGMD2B, Adult FSHD	LGMD2B (n=10) FSHD (n=8)	3mg/kg biweekly	Open-label, Intrapatient Dose Escalation	Top-line Results Announced Today
005	Adult FSHD	Rollover from 002	3mg/kg weekly	Long-term Safety Extension	Updated Today
006	LGMD2B, FSHD, Early onset FSHD	Rollover from 003 & 004	3mg/kg weekly	Long-term Safety Extension	TBD

22 aTyr Pharma

1mg/kg (biw) 1mg/kg 0.3mg/kg Placebo Adult LGMD2B and FSHD (004) Trial Study Design Objective & Rationale Objective: Evaluate the safety/tolerability of total weekly exposure of 6.0mg/kg in LGMD2B and FSHD Assess drug activity more proximal to dosing Rationale: To evaluate different dosing regimens (006) Long-term extension study Weeks 2 3 0 1 6 7 4 5 8 11 12 9 10 13 3mg/kg 1mg/kg 0.3mg/kg Placebo (006) Long-term extension study Weeks 2 3 0 1 6 7 4 5 8 11 12 9 10 13 3mg/kg (biw) Group A Group B Open-label, intra-patient dose escalation Multiple sites in US & Europe N = 18 patients; enrollment complete Group A: 4 FSHD patients Group B: 4 FSHD patients / 10 LGMD2B patients 18-75 years of age Targeted MRI positive or circulatory markers* (*in LGMD2B patients only) Dose Escalation

Demographics and Baseline Characteristics Characteristic Group A FSHD Group B FSHD Group B LBMD2B Enrolled 4 4 10 Age (Mean years) 45.0 34.0 37.2 Median (Range) 45.0 (39, 51) 33.5 (33, 36) 33.5 (22, 62) Male (number, %) 3, 75% 4, 100% 3, 30% White (number, %) 4, 100% 4, 100% 9, 90% BMI (kg/m2), mean (SD) 23.38 (1.1) 24.83 (2.0) 27.67 (4.4)

Global Manual Muscle Testing

Muscle function/strength was formally assessed by investigators using Manual Muscle Testing (MMT)

- 14 muscles evaluated at different time points in studies
- Muscles scored individually
- Composite score calculated
- Progression: lower scores
  - Negative change from baseline
- Improvement: higher scores
  - Positive change from baseline



Neck flexors
Middle deltoid
Biceps brachii
Wrist flexors
Iliopsoas
Quadriceps femoris
Ankle dorsiflexors

On Back (not pictured):
Neck Extensors;
Trapezius;
Gluteus medialis;
Hamstrings;
Ankle plantar flexors;
Gluteus maximus

Light grey = untested muscles   Dark grey = tested muscles

25 aTyr Pharma

MMT Scores FSHD and LGMD2B (004 Trial) Individual Patient Changes from Baseline (%) *1-week follow-up is earlier than week 14 for 2 early discontinuations †One patient did not complete the MMT assessments due to being wheel chair bound Dosing up to 3 mg/Kg BIW Dosing up to 1 mg/Kg BIW FSHD/LGMD Clinical Activity Week 14 MMT* LGMD2B (n=9†) Week 14 MMT* FSHD (n=8)

Global Patient Reported Outcomes: INQoL Individualized neuromuscular quality of life assessment * Vincent KA et al: Construction and Validation of a Quality of Life Questionnaire for Neuromuscular Disease (INQoL). Neurology 2007, 68:1051-1057. FDA: “Generally, findings measured by a well-defined and reliable PRO instrument in appropriately designed investigations can be used to support a claim in medical product labeling if the claim is consistent with the instrument’s documented measurement capability.”** ** FDA Guidance for industry. Patient-Reported Outcome Measures: Use in Medical Product Development to Support Labeling Claims; 2009. Validated Neuromuscular Assessment Tool* Global systematic assessment used in clinical studies and trials (to test for increased disease burden) Improvement = Decreased Scores (Decreased Disease Burden) Overall INQoL score calculated from translating individual life domain scores into a 100 point scale Self-Administered Questionnaire Questionnaire focuses on 4 dimensions: Symptoms, Life Domains, Treatment Effects, and Quality of Life Life Domains comprised of 5 subsections: Activities, Independence, Social, Emotions, and Body Image

Overall INQoL Score (004 Trial) Individual Change from Baseline FSHD/LGMD Clinical Activity Dosing up to 3 mg/Kg BIW Dosing up to 1 mg/Kg BIW Week 14 INQoL LGMD2B (n=10) Week 14 INQoL FSHD (n=8)

Summary 004 Trial Clinical Activity Assessments


MMT
10.0%
5.0%
0.0%
-5.0%
-10.0%
Change from Baseline
-7.1%
0.0%
6.2%
FSHD (up to 1.0 mg/kg biw)
FSHD (up to 3.0 mg/kg biw)
LGMD2B (up to 3.0 mg/kg biw)


INQoL
10.0%
5.0%
0.0%
-5.0%
-10.0%
Change from Baseline
3.2%
1.0%
1.1%
FSHD (up to 1.0 mg/kg biw)
FSHD (up to 3.0 mg/kg biw)
LGMD2B (up to 3.0 mg/kg biw)

29 aTyr Pharma

Biomarker Evaluation 004 Trial 004 Trial included various exploratory biomarkers Exploratory biomarkers did not generally establish sufficiently high or consistent levels or robust signals across a sufficient number of patients to determine test article effects Including targeted muscle T2 and STIR MRI; and various plasma proteins Targeted muscle T2/STIR MRI will not be prioritized as a biomarker in the near-term Peripheral cell based biomarkers will be assessed at a later date

3mg/kg 1mg/kg 0.3mg/kg Placebo Early Onset FSHD (003) Trial Objective: Evaluate the safety/tolerability in a potentially different indication Early Onset FSHD Assess drug activity in new patient population and with additional endpoints Rationale: Investigate an often more severe form of disease, involves additional organ systems Status: Reported interim data analysis from the 4 patients today who completed treatment from Stage 1 (006) Long-term extension study Weeks 2 3 0 1 6 7 4 5 8 11 12 9 10 13 Objective & Rationale Study Design Open-label, intra-patient dose escalation Multiple sites in US & Europe N = 16 patients Stage 1: 8 patients 16-25 years of age Stage 2: 8 patients 12-15 years of age Genetically confirmed diagnosis of FSHD and onset of symptoms prior to age 10 Dose Escalation

Overall MMT Score (003 Trial) Individual Change from Baseline (%), Per Protocol Pop. Early Onset FSHD Week 14 MMT Early Onset FSHD (n=4)

Overall INQoL Score (003 Trial) Individual Change from Baseline, Per Protocol Pop. Early Onset FSHD † One patient did not complete INQoL at baseline Week 14 INQoL Early Onset FSHD (n=3†)

Adult FSHD Long-Term Safety Extension (005) Trial Evaluate Safety and Tolerability: Build safety dossier for Resolaris Evaluate Potential Activity Assessments: Manual Muscle Test (MMT) Individualized Neuromuscular Quality of Life (INQoL) Biomarker Assessments Patients receive weekly doses of 3.0 mg/kg Patients from Cohort 3 (3.0 mg/kg for 3 months) and Cohort 2 (1.0 mg/kg for 1 month) were eligible to roll-over to our long-term safety extension clinical trial Patients from Cohort 2 had greater than 12 months in between dosing (from end of 002 to initiation of 005) Patients from Cohort 3 were able to roll over directly into the 005 trial Open-label safety trial Initially 9 patients enrolled 3 sites in 3 countries Study Design Study Objectives Clinical Findings 3 of the 9 patients enrolled from the adult FSHD (002) Trial are still receiving treatment Of the 4 patients who received at least 6 months of therapy, there were no significant trends in worsening or improvement in either MMT or INQoL scores

As of December 1, 2016, 44 patients have received Resolaris, across all trials (including 002, 003, 004, and 005), for a total drug exposure of 149 patient months Resolaris demonstrated a favorable safety profile and was generally well-tolerated across all doses tested in: Adult FSHD, Early onset FSHD (age range 16 to 20), and Adult LGMD2B Long-term exposure in adult FSHD patients (4 patients on drug ≥6 months) No Serious Adverse Events (SAE) or deaths were reported All Adverse Events (AE) were in general mild or moderate in intensity No notable differences in AEs between adult FSHD, adult LGMD2B and early onset FSHD patients There were no dose limiting changes in lab parameters, vital signs or pulmonary tests Safety & Tolerability Overview: 003, 004 & 005

Protocol Discontinuations & Related Changes Going Forward

Protocol related discontinuations:

- Discontinued with a single IRR*(4 FSHD/1 LGMD): all IRRs mild to moderate, transient
- If Jo-1 Ab unit levels reach cut-off (5 FSHD): without associated clinical symptoms
- One LGMD patient discontinued from the 004 Trial for non-drug related reasons

- After changing the infusion protocol to a 90-minute infusion, 3 of 31 patients 9.1% experienced IRRs (previously the rate was 16.7% with an infusion rate of 30 minutes)

- Discontinuation rate in the 003/004/005 Trials under all protocols is 11 out of 35 patients (31%)

- Low level anti-drug antibody (ADA) assay signals 19/35 (54%; 13 FSHD and 6 LGMD) without associated clinical symptoms

Potential Safety & Tolerability Related Protocol Changes Going Forward:

- Potential for pre-medicating patients
- Potential to continue dosing depending on the nature of the IRR
- Raising threshold for Jo-1 Levels above 1.5 U/mL (current cut off)

**Infusion Related Reaction*

36 aTyr Pharma

Overall MMT: FSHD, LGMD2B & Placebo Change from baseline at week 14 FSHD/LGMD Activity 004 FSHD 1mg/kg 004 FSHD 3 mg/kg 004 LGMD* 3 mg/kg 002 FSHD 3 mg/kg 002 Placebo 3 mg/kg *One patient in 004 Trial did not have an MMT measurement due to being wheelchair bound 003 E.O. FSHD 3 mg/kg 15/23 patients improved with Resolaris of ≥ 3mg/kg for at least 6 weeks 2/4 patients improved with Resolaris of less than 3mg/kg 0/2 patients improved on placebo

Overall INQoL: FSHD, LGMD2B & Placebo Change from baseline at week 14 FSHD/LGMD Activity 004 FSHD 1mg/kg 004 FSHD 3 mg/kg 004 LGMD 3 mg/kg 002 FSHD 3 mg/kg 002 Placebo 3 mg/kg 003 E.O. FSHD 3 mg/kg 14/23 patients improved or were stable with Resolaris of ≥ 3mg/kg for at least 6 weeks 3/4 patients improved with Resolaris of less than 3mg/kg 0/2 patients improved on placebo

Resolaris Discussion and Next Steps John Mendlein, PhD, Chief Executive Officer at aTyr Pharma December 13, 2016

2017 Rationale and Plan Emphasis on Single RMIC Indication in 2017, dependent on: Leverage safety and activity data reviewed today Natural history & disease progression; favor homogeneous phenotype Ability to examine MOA with mechanistic assay in patients Peripheral cell and or biopsy samples Ideally, ability to connect genotype to immune cell Advancement of iMod.Fc into Humans: Program for rare lung diseases with an immune component (i.e. interstitial lung diseases) Advancement of Preclinical Pipeline: Potential for novel applications of Physiocrines Cost of Capital Considerations for Pipeline Advancement: $80.9M in cash, cash equivalents, and investments as of 9/30/16; runway into 3Q 2018 Partnering one or more of our programs to enhance the advancement of the pipeline

Next Steps: Potential Clinical Development Strategy* Adult FSHD 2016 2017 2018 Adult LGMD Early Onset FSHD iMod.Fc Program Legend: Resolaris iMod.Fc Research Physiocrine R&D Initiate First-in-Human Clinical Trial Mechanistic Assay Placebo-controlled, SOC RMIC Trial *Clinical advancement will be linked with the development of a mechanistic assay and prudent cost of capital considerations

Questions?

APPENDIX: Reference Papers

Anti-Dystrophin T Cell Responses in Duchenne Muscular Dystrophy: Prevalence and Glucocorticoid Treatment Effect Reference Flanigan et al, Human Gene Therapy, 2013

Connecting Genotype to Immune Cell Phenotype in Duchenne Muscular Dystrophy Patients Genetic Mutation Locations of Immune Response: Exons 1 – 9 Exons 17 – 26 Exons 42 – 50 Exons 50 – 59 Exons 59 – 69 Exons 70 - 79 DMD Patients: Splice exon 12 Del ex 45 Del ex 46 – 50 Del ex 49 – 54 Nonsense ex 59 Nonsense ex 69 Etiology of Aberrant Protein Localized T Cell invasion & proliferation T Cell Phenotype: CD4 and/or CD8 Disruption of Homeostasis (untapped therapeutic intervention point) Frisullo et al., J. Clin. Immunol., 2011 Gallardo et al. Neurology, 2001 Flanigan et al. Human Gene Therapy, 2013

Steroids Suppress Dystrophin Specific Peripheral T Cell Response in Duchenne Muscular Dystrophy Flanigan et al, Human Gene Therapy, 2013 Percentage of Patients with Positive Immune Response

Treatment of Dysferlinopathy with Deflazacort: A Double-Blind, Placebo-Controlled Clinical Trial Reference Walter et al, Orphanet Journal of Rare Diseases, 2013

Manual Muscle Testing by CIDD Clinical Investigation of Duchenne Dystrophy (CIDD) Primary outcome measures were manual muscle strength assessed bilaterally by the modified Medical Research Council Scales (MRC) CIDD (Clinical Investigation of Duchenne Dystrophy) score, graded from 0 (worst) to 10 (best) http://www.researchrom.com/masterlist/view/4 Testing was performed by two experienced neurologists after sufficient training with clinical trial procedures Inter-rater and intra-rater variability was assessed prior to the clinical trial, and reassessed 12-monthly during the trial period on the enrolled dysferlinopathy patients Reference Walter et al, Orphanet Journal of Rare Diseases, 2013

LGMD Patients Manual Muscle Strength* Decline at Double the Rate on Deflazacort vs Placebo *Manual muscle strength assessed bilaterally by the modified Medical Research Council Scales (MRC) CIDD (Clinical Investigation of Duchenne Dystrophy) score, graded from 0 (worst) to 10 (best) Treatment with Deflazacort was for 6 months in each arm Single site, placebo controlled, cross over design (n=25) Run in Phase I Washout Phase 2 Deflazacort Deflazacort Walter et al, Orphanet Journal of Rare Diseases, 2013 Placebo Placebo